                                  EXHIBIT 99.1


                       CERTIFICATE OF THE CHIEF EXECUTIVE
                          OFFICER OF GENTEX CORPORATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C. 1350):

I, Fred T. Bauer, Chief Executive Officer of Gentex Corporation, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002 (18 U.S.C. 1350), that:

         (1) The quarterly report on Form 10-Q for the quarterly period ended September 30, 2002, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and;

         (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.


                                    GENTEX CORPORATION




Dated:      October  31, 2002       By:      /s/ Fred T. Bauer
         --------------------------      ---------------------------------
                                             Fred T. Bauer

                                    Its:     Chief Executive Officer